THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H
American Legacy® Design, American Legacy® Signature
American Legacy® Fusion, American Legacy® Series

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM Series, ChoicePlusSM Design
ChoicePlus AssuranceSM Prime, ChoicePlusSM Rollover
ChoicePlusSM Signature, ChoicePlusSM Fusion

Supplement dated September 15, 2017 to the May 1, 2017 Prospectus

This Supplement outlines a change to your individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The Contracts – Additional Services – Dollar Cost Averaging (DCA). Beginning October 2, 2017, the following changes apply to the DCA feature of your contract:

	For contracts issued prior to October 2, 2017, a 60-month time period will be required for all transfers of Contract Value into the DCA fixed account.

	For contracts issued on or after October 2, 2017, the DCA fixed account will be available for new Purchase Payments only and will no longer be available for transfers of Contract Value.

These restrictions do not apply to variable Subaccounts used for DCA purposes.

Please retain this Supplement for future reference.